SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 Amendment No. 1

                                       to

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 13, 2015


                        GLOBAL EQUITY INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

          Nevada                      000-54557                 27-3986073
(State or other jurisdiction         (Commission             (I.R.S. Employer
    of incorporation)                File Number)         Identification Number)

               X3 Jumeirah Bay, Office 3305, Jumeirah Lake Towers
                                   Dubai, UAE
               (Address of Principal Executive Offices) (Zip Code)

      Registrant's telephone number, including area code: +971 (0) 42767576

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2., below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement  communication pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement  communication pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.133-4(c))
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EXPLANATORY NOTE:

This Amendment No. 1 to Form 8-K is an amendment to the Current Report on Form 8-K filed by Global Equity International, Inc. on July 13, 2015, reporting on
Item 4.01.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

A. DISMISSAL OF DE JOYA GRIFFITH, LLC

     Global Equity International, Inc. (the "Company") has elected to dismiss its engagement of De Joya Griffith, LLC ("De Joya") as the independent registered public accounting firm responsible for auditing the Company's financial statements. The termination, effective as of July 13, 2015, was approved by the Company's Board of Directors. The Company does not have an audit committee.

     De Joya's report on the Company's financial statements for the fiscal years ended December 31, 2014, and December 31, 2013, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles with the exception that De Joya's Audit Reports for the fiscal years ended December 31, 2014, and December 31, 2013, contained an explanatory note which raised substantial doubt as to the ability of the Company to continue as a going concern.

     During the Company's fiscal years ended December 31, 2014, and December 31, 2013, and the subsequent interim period from December 31, 2014, up to and until July 13, 2015, the date of the dismissal of De Joya, the Company did not have any disagreements with De Joya on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of De Joya, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

     The Company provided De Joya with a copy of the disclosures set forth in the Current Report on Form 8-K filed by the Company on July 13, 2015, and requested that De Joya furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company therein. De Joya's letter to the SEC is attached hereto as Exhibit 16.

B. ENGAGEMENT OF SALBERG & COMPANY, P.A.

     The Company has engaged Salberg & Company, P.A., Boca Raton, Florida ("Salberg") to serve as the independent registered public accounting firm responsible for auditing the Company's financial statements. The engagement of Salberg, effective as of July 14, 2015, was approved by the Board of Directors. The Company does not have an audit committee.

     Neither the Company nor anyone on behalf of the Company consulted Salberg during the two most recent fiscal years and any subsequent interim period up to and through the date of engaging Salberg (July 14, 2015), regarding either:

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
     (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and either a written report was provided to the Company or oral advice was provided that Salberg concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

     (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) and the related instructions of Item 304 of Regulation S-K) or reportable event (as described in paragraph
          (a)(1)(v) of Item 304 of Regulation S-K).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

d. Exhibits                  Description of Exhibit
                             ----------------------

16       Letter from former certifying public accountant to the SEC dated
         July 13, 2014

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 14, 2015

                                        GLOBAL EQUITY INTERNATIONAL, INC.


                                        By:   /s/ Enzo Taddei
                                           -----------------------------------
                                           Enzo Taddei
                                           Chief Financial Officer

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